UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2026

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36393 (Commission File Number)	80-0957485 (IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma (Address of principal executive offices)		73142 (Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 5, 2026, the Board of Directors (the “Board”) of Paycom Software, Inc. (the “Company”) authorized the Company to repurchase up to an additional $200 million of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), under the Company’s stock repurchase plan. The partial replenishment of the stock repurchase plan followed the Company’s completion of approximately $1.45 billion of aggregate share repurchases since the plan was authorized in July 2024.

The Company may repurchase shares of Common Stock from time-to-time in open market transactions at prevailing market prices, in privately negotiated transactions (including accelerated share repurchases) or by other means in accordance with federal securities laws, including Rule 10b5-1 programs, and the Company’s repurchase plan may be suspended or discontinued at any time. The actual timing, number and value of shares repurchased will be determined by a committee of the Board at its discretion and will depend on a number of factors, including the market price of the Common Stock, general market and economic conditions and other corporate considerations. The stock repurchase plan will expire on August 15, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that look to future events and include, but are not limited to, statements regarding the Company’s business strategy; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; trends, opportunities and risks affecting the Company’s business, industry and financial results; and the Company’s plans to purchase shares of its Common Stock under the authorized stock repurchase plan using cash and/or borrowings under the Company’s senior secured revolving credit facility. These forward-looking statements speak only as of the date hereof and are subject to business and economic risks. As such, the Company’s actual results could differ materially from those set forth in the forward-looking statements as a result of the factors discussed in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date:	March 5, 2026	By:	/s/ Robert D. Foster
Robert D. Foster
Chief Financial Officer